John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -

Managers – Citigroup, Goldman Sachs, Merrill Lynch, Morgan Stanley

Senior Co-Mangers – Barclays, UBS Co-Manager – n/a

Jr. Co-Manager – Bear Stearns, BNP Paribas, CastleOak, Credit Suisse, Deutche Bank, Wachovia, Wells Fargo, Williams Capital

(2)	Names of Issuers: United Parcel Services

(3)	Title of Securities: UPS 5.5 1/15/18 maturity cusip 911312AH9

(4)	Date of First Offering: 1/10/08

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $ 99.802

Comparable Securities
1) Kroger cusip 501044CG4
2) United Pacific Corp cusip 907818CZ9
3) CSX Corp cusip 126408GM9

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 101 years

(9)	Trade Date: 1/10/2008

(10)	Portfolio Assets on Trade Date: $280,902,291.79

(11)	Price Paid per Unit: $99.802

(12)	Total Price Paid by Portfolio: 315,000 bonds @ $99.802= $314,376.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.802 = $14,970,300.00

(14)	% of Portfolio Assets applied to Purchase: 0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and
Underwriting Syndicate Members

Joint Lead Managers-Books – Citi, Lehman Brothers, Merrill Lynch

(2)	Names of Issuers

Allison Transmission 11.25

(3)	Title of Securities

Allison Transmission 11.25 ALTRAN

(4)	Date of First Offering

10/17/07

(5)	Amount of Total Offering $550,000,000

(6)	Unit Price of Offering $8.875

Comparable Securities

		Par Wtd	Maturity	ML Industry Lvl	ML Industry Lvl	Yld to
Description	Ticker	Coupon	Date	1	4	Worst

COOPER					Auto Parts &
STANDARD	COOPER	8.375	12/15/2014	Corporate	Equipment	12.071

					Auto Parts &
ACCURIDE CORP	ACW	8.5	2/1/2015	Corporate	Equipment	12.711

STANADYNE					Auto Parts &
HLDGS	STANAD	12	2/15/2015	Corporate	Equipment	12.849

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 75 years

(9) Trade Date

10/17/07

(10) Portfolio Assets on Trade Date $393,344,263

(11) Price Paid per Unit

$98.875

(12)	Total Price Paid by Portfolio
$987,500

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$3,950,000

(14)	% of Portfolio Assets
Applied to Purchase
0.251%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>75 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes
All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books: Citi, Lehman Brothers, Merrill Lynch

(2)	Names of Issuers
Allison Transmission 11.0

(3)	Title of Securities
Allison Transmission 11.0 ALTRAN

(4)	Date of First Offering
10/11/07

(5)	Amount of Total Offering
$550,000,000

(6)	Unit Price of Offering
$100.00

Comparable Securities

ML
			Par Wtd	Maturity	ML Industry	Industry	Yld to
	Description	Ticker	Coupon	Date	Lvl 1	Lvl 4	Worst

Auto Parts
	COOPER					&
	STANDARD	COOPER	8.375	12/15/2014	Corporate	Equipment	12.071

Auto Parts
&
	ACCURIDE CORP	ACW	8.5	2/1/2015	Corporate	Equipment	12.711

Auto Parts
	STANADYNE					&
	HLDGS	STANAD	12	2/15/2015	Corporate	Equipment	12.849

7)	Underwriting Spread or
Commission
0

(8)	Years of Issuer’s Operations

> 75 years

(9)	Trade Date

10/11/07

(10)	Portfolio Assets on Trade Date
$391,675,485

(11)	Price Paid per Unit
$100

(12)	Total Price Paid by Portfolio
$230,000

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$1,000,000

(14)	% of Portfolio Assets
Applied to Purchase
0.059%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>75 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes
All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Deutsche Bank Lehman Brothers

(2)	Names of Issuers

Hilcorp Energy

(3)	Title of Securities

Hilcorp Energy 9 HILCRP

(4)	Date of First Offering

11/2/07

(5)	Amount of Total Offering $200,000,000

(6)	Unit Price of Offering $104

Comparable Securities

		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

RANGE				Energy - Exploration &
RESOURCES	RRC	7.5	5/15/2016	Production	7.401

PIONEER				Energy - Exploration &
NATURAL	PXD	5.875	7/15/2016	Production	7.112

BERRY PETROL				Energy - Exploration &
CO	BRY	8.25	11/1/2016	Production	8.329

7)	Underwriting Spread or
Commission
0

(8)	Years of Issuer’s Operations

> 10 years

(9)	Trade Date

11/2/2007

(10)	Portfolio Assets on Trade Date
$401,495,387

(11)	Price Paid per Unit
$104

(12)	Total Price Paid by Portfolio
$494,000

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$1,773,200

(14)	% of Portfolio Assets
Applied to Purchase
0.12%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>10 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
Joint Lead Managers-Books - Deutsche Bank, JP Morgan, Wachovia Securities
Co managers - BMO Capital Markets
(2)	Names of Issuers
Hilcorp Energy
(3)	Title of Securities
Hilcorp Energy 7.75 HILCRP
(4)	Date of First Offering
10/19/07
(5)	Amount of Total Offering
$600,000,000
(6)	Unit Price of Offering
$98.01
Comparable Securities

		Par
		Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

CHAPARRAL				Energy - Exploration &
ENERGY	CHAPAR	8.5	12/1/2015	Production	10.978

DENBURY				Energy - Exploration &
RESOURCE	DNR	7.5	12/15/2015	Production	7.498

CHESAPEAKE				Energy - Exploration &
ENRGY	CHK	6.875	1/15/2016	Production	7.454

7)	Underwriting Spread or
Commission
0

(8)	Years of Issuer’s Operations
> 10 years

(9)	Trade Date
10/19/07

(10)	Portfolio Assets on Trade Date

$393,734,263
(11)	Price Paid per Unit
$98.01

(12)	Total Price Paid by Portfolio
$519,453

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$1,960,200

(14)	% of Portfolio Assets
Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>10 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members

Joint Lead Managers-Books - Lehman Brother, Bank of America Securities,
Morgan Stanley

Co manager - Capital One Southcoast, Wells Fargo, Fortis Securities LLC,
Natxis Bleichroeder Inc

(2)	Names of Issuers
Key Energy

(3)	Title of Securities
Key Energy 8.375

(4)	Date of First Offering
11/14/07

(5)	Amount of Total Offering
$425,000,000

(6)	Unit Price of Offering
$100

	Comparable Securities

			Par Wtd	Maturity		Yld to
	Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst
	SESI LLC	SPN	6.875	6/1/2014	Oil Field Equipment & Services	7.665
	DRESSER-
	RAND	DRRAND	7.375	11/1/2014	Oil Field Equipment & Services	7.752
	CHC
	HELICOPTER	FLI	7.375	5/1/2014	Oil Field Equipment & Services	8.606

7)	Underwriting Spread or
	Commission
	0

(8)	Years of Issuer’s Operations
> 10 years

(9)	Trade Date
11/14/2007

(10)	Portfolio Assets on Trade Date
$409,086,070

(11)	Price Paid per Unit
$100

(12)	Total Price Paid by Portfolio
$2,200,000

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$7,000,000

(14)	% of Portfolio Assets
Applied to Purchase
0.538%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>10 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books - Merrill Lynch, Morgan Stanley

Co managers - Merrill Lynch, RBS Greenwich Capital, Morgan Stanley, Wells Fargo Securities

(2)	Names of Issuers

Mashantucket Pequot

(3)	Title of Securities

Mashantucket Pequot 8.5

(4)	Date of First Offering

11/08/07

(5)	Amount of Total Offering $500,000,000

(6)	Unit Price of Offering $100

Comparable Securities

		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

MGM MIRAGE	MGM	6.625	7/15/2015	Gaming	8.138

DOWNSTREAM
DEVEL	QUAPAW	12	10/15/2015	Gaming	13.13

TUNICA-BILOXI	PAGON	9	11/15/2015	Gaming	8.672

7)	Underwriting Spread or
Commission
0

(8)	Years of Issuer’s Operations

> 10 years

(9)	Trade Date

11/08/2007

(10)	Portfolio Assets on Trade Date
$406,345,070

(11)	Price Paid per Unit
$100

(12)	Total Price Paid by Portfolio
$1,150,000

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$3,000,000

(14)	% of Portfolio Assets
Applied to Purchase
0.383%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>10 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members

Joint Lead Managers-Books - Banc of America Securities LLC, Goldman,
Sachs, & Co., Morgan Stanley & Co.

Co managers - NatCity Investments, Inc, Wells Fargo

(2)	Names of Issuers
Steel Dynamics

(3)	Title of Securities
Steel Dynamics STLD 7.375

(4)	Date of First Offering
10/4/07

(5)	Amount of Total Offering
$700,000,000

(6)	Unit Price of Offering
$100

	Comparable Securities
	ALLEGHENY
	TECH	ATI	8.375	12/15/2011
	AK STEEL
	CORP	AKS	7.75	6/15/2012
	VALMONT
	INDUS	VMI	6.875	5/1/2014

7)	Underwriting Spread or
	Commission
	0

(8)	Years of Issuer’s Operations
> 10 years

(9)	Trade Date
10/04/2007

(10)	Portfolio Assets on Trade Date
$410,909,424

(11)	Price Paid per Unit
$100

(12)	Total Price Paid by Portfolio
$500,000

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
$1,500,000

(14)	% of Portfolio Assets
Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Yes

(17)	Years of Continuous Operation
(unless municipal security, see below)
>15 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Barclays, Lehman, RBS, Wachovia

Senior Co-Mangers – n/a

Co-Manager – BNP Paribas, Citigroup, SunTrust, Wedbush Morgan, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: MidAmerican Energy Holdings

(3)	Title of Securities: BRK 5.75 4/1/18 maturity cusip 59562VAS6

(4)	Date of First Offering: 3/25/08

(5)	Amount of Total Offering: $650,000,000.00

(6)	Unit Price of Offering: $ 99.819

Comparable Securities
1) Dominion cusip 25746UBC2
2) Exelon cusip 30161MAE3
3) Progress Energy cusip 743263AL9

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 37

(9)	Trade Date: 3/25/08

(10)	Portfolio Assets on Trade Date: $270,558,854

(11)	Price Paid per Unit: $99.819

(12)	Total Price Paid by Portfolio: 505,000 bonds @ $99.819 = $504,085.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $99.819 = $24,954,750.00

(14)	% of Portfolio Assets applied to Purchase: 0.186%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -

Managers – Bear Stearns

Senior Co-Mangers – Citigroup, RBC Co-Manager – n/a

Jr. Co-Manager – Banc of America, Bank of Tokyo Mitsubishi, BB&T, DZ Financial, HSBC, Scotia Capital, Stifel Nicolaus, Wells Fargo

(2)	Names of Issuers: Bear Stearns

(3)	Title of Securities: BSC 7.25 2/1/18 maturity cusip 073902RU4

(4)	Date of First Offering:1/29/08

(5)	Amount of Total Offering : $3,000,000,000.00

(6)	Unit Price of Offering: $ 99.726

Comparable Securities
1) Morgan Stanley cusip 61744YAD0
2) Lehman Brothers cusip 524908R36
3) Merrill Lynch cusip 59018YJ69

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 85

(9)	Trade Date: 1/29/08

(10)	Portfolio Assets on Trade Date: $282,313,182.19

(11)	Price Paid per Unit: $99.726

(12)	Total Price Paid by Portfolio: 320,000 bonds @ $99.726= $319,123.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser:15,000,000 bonds @ $99.726 = $14,958,900.00

(14)	% of Portfolio Assets applied to Purchase: 0.113%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 85 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
Managers – Credit Suisse
Senior Co-Mangers – BB&T Capital, BNP Paribas, BNY Capital, Comerica, Fifth
Third, HSBC, JP Morgan, Keybanc, Morgan Keegan, Popular Securities, Santander,
SunTrust Robinson Humphrey, Wachovia Securities, Wells Fargo
Co-Manager – n/a
Jr. Co-Manager – MFR Securities Inc, Trilon International, Blaylock Robert Van LLC
(2)	Names of Issuers
Credit Suisse

(3)	Title of Securities: CS 5 5/15/13 maturity cusip 2254C0TC1

(4)	Date of First Offering: 5/1/08

(5)	Amount of Total Offering: $4,000,000,000.00

(6)	Unit Price of Offering: $99.779

Comparable Securities
1) Bank of America cusip 06051GDW6
2) JP Morgan cusip 46625HHB9
3) Citigroup cusip 172967EQ0

(7)	Underwriting Spread or Commission:
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 152

(9)	Trade Date: 5/1/08

(10)	Portfolio Assets on Trade Date: $291,232,422.52

(11)	Price Paid per Unit: $99.779

(12)	Total Price Paid by Portfolio: 690,000 bonds @ $99.779= $688,475.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser:
35,000,000 bonds @ $99.671 = $34,890,683.33

(14)	% of Portfolio Assets Applied to Purchase: 0.237%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 152 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai Shiver Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -

Managers – Credit Suisse

Senior Co-Mangers – Banc of America, BB&T Capital, BNP Paribas, BNY Capital, Comerica, Fifth Third Securities, HSBC, JP Morgan, Keybank, Morgan Keegan, Popular Securities, SunTrust Robinson Humphrey, Wells Fargo

Co-Manager – n/a

Jr. Co-Manager – MFR Securities Inc, Trilon International

(2)	Names of Issuers: Credit Suisse

(3)	Title of Securities: CS 6 2/15/18 maturity cusip 22541HCC4

(4)	Date of First Offering: 2/13/08

(5)	Amount of Total Offering: $2,000,000,000.00

(6)	Unit Price of Offering: $ 99.671

Comparable Securities
1) Morgan Stanley cusip 61744YAD0
2) Lehman Brothers cusip 524908R36
3) Merrill Lynch cusip 59018YJ69

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 152

(9)	Trade Date: 2/19/08

(10)	Portfolio Assets on Trade Date: $284,519,447.26

(11)	Price Paid per Unit: $99.671

(12)	Total Price Paid by Portfolio: 755,000 bonds @ $99.671= $752,641.88 (includes accrued interest)

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser:

35,000,000 bonds @ $99.671 = $34,890,683.33

(14)	% of Portfolio Assets Applied to Purchase: 0.265%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 152 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai Shiver Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -

Managers – BNY, Citigroup, JP Morgan, Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – Wells Fargo Securities, Cabrera Capital Markets, Wedbush Morgan Securities, Blaylock Robert Van

Jr. Co-Manager – n/a

(2)	Names of Issuers: Southern California Edison

(3)	Title of Securities: EIX 5.95 2/1/38 maturity cusip 842400FH1

(4)	Date of First Offering: 1/14/08

(5)	Amount of Total Offering: $600,000,000.00

(6)	Unit Price of Offering: $ 99.540

Comparable Securities
1) Duke Energy cusip 26442CAB0
2) Commonwealth Edison cusip 202795HT0
3) Florida Power and Light cusip 341081FA0

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 122

(9)	Trade Date: 1/14/08

(10)	Portfolio Assets on Trade Date: $282,313,182.19

(11)	Price Paid per Unit: $99.540

(12)	Total Price Paid by Portfolio: 625,000 bonds @ $99.540= $622,125.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 30,000,000 bonds @ $99.540 = $29,862,000.00

(14)	% of Portfolio Assets applied to Purchase: 0.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 122 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Goldman Sachs

Senior Co-Mangers – n/a

Co-Manager – Bank of New York, Bank of Tokyo-Mitsubishi UFJ Ltd, BNP Paribas, Cabrera Capital Markets Inc, Calyon Securities, CastleOak Securities, Citigroup, Deutsche Bank, HVB Capital Markets, JP Morgan, Morgan Keegan, Ramirez & Co, Santander, SMBC Securities, SunTrust Robinson Humphrey, Utendahl Capital Partners, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers: Goldman Sachs

(3)	Title of Securities: GS 5.95 1/18/18 maturity cusip 38141GFG4

(4)	Date of First Offering:1/11/08

(5)	Amount of Total Offering: $3,000,000,000.00

(6)	Unit Price of Offering: $ 99.858

Comparable Securities
1) Morgan Stanley cusip 61744YAD0
2) Merrill Lynch cusip 59018YJ69
3) Lehman cusip 52517PF63

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 138

(9)	Trade Date: 1/11/08

(10)	Portfolio Assets on Trade Date: $280,752,240.00

(11)	Price Paid per Unit: $99.858

(12)	Total Price Paid by Portfolio: 1,355,000 bonds @ $99.858= $1,353,075.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 65,000,000 bonds @ $99.858 = $64,907,700.00

(14)	% of Portfolio Assets applied to Purchase: 0.482%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 138 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – HSBC

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, ANZ Securities, Bank of New York, BNP Paribas, CIBC, Citigroup, Commerica Bank, Commerzbank AG, Credit Suisse, Fifth Third Bank, Mizuho Securities, Morgan Stanley, National Australia Bank, RBC Capital, Santander, Scotia Capital, TD Securities, UBS Securities, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 6.8 6/1/38 maturity cusip 404280AJ8

(4)	Date of First Offering: 5/19/08

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $99.783

Comparable Securities
1) JP Morgan cusip 46625HHF0
2) Citgroup cusip 172967EP2
3) Bank of America cusip 060505DL5

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 143

(9)	Trade Date: 5/19/08

(10)	Portfolio Assets on Trade Date: $291,232,422.52

(11)	Price Paid per Unit: $99.783

(12)	Total Price Paid by Portfolio: 360,000 bonds @ $99.783 = $359,218.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 20,000,000 bonds @ $99.783 = $19,956,600

(14)	% of Portfolio Assets applied to Purchase: 0.123%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 143 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai Shiver Chief Compliance Officer

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – JP Morgan

Senior Co-Mangers – n/a

Co-Manager – BB&T Capital Markets, Morgan Keegan, Wells Fargo Securities, Jr. Co-Manager – Blaylock & Company, Muriel Siebert & Co.

(2)	Names of Issuers

JP Morgan

(3)	Title of Securities

JPM 6 10/01/17 maturity CUSIP 48121CYK6

(4)	Date of First Offering

9/19/2007

(5)	Amount of Total Offering : $3,000,000,000.

(6)	Unit Price of Offering $ 99.887

Comparable Securities
1) Citigroup CUSIP 172967DY4
2) Bank of America CUSIP 06050TKN1
3) Wachovia Bank CUSIP 929903CH3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations

200

(9)	Trade Date

9/19/2007

(10)	Portfolio Assets on Trade Date $270,005,822.28

(11)	Price Paid per Unit $99.887

(12)	Total Price Paid by Portfolio
755,000 bonds @ $99.887= $754,146.85

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
45,000,000 bonds @ $99.887 = $44,949,150.00

(14)	% of Portfolio Assets
Applied to Purchase
0.279%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation
(unless municipal security, see below)
200 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai Shiver Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -

Managers – JP Morgan

Senior Co-Mangers – n/a

Co-Manager – BB&T Capital, Cabrera Capital, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers : JP Morgan

(3)	Title of Securities: JPM 6 1/15/18 maturity cusip 46625HGY0

(4)	Date of First Offering: 1/28/08

(5)	Amount of Total Offering: $3,000,000,000.00

(6)	Unit Price of Offering: $ 104.245

Comparable Securities
1) Wachovia cusip 92976WBH8
2) Bank of America cusip 060505DP6
3) Citigroup cusip 172967EM9

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 200

(9)	Trade Date: 1/28/08

(10)	Portfolio Assets on Trade Date: $282,313,182.19

(11)	Price Paid per Unit: $104.245

(12)	Total Price Paid by Portfolio: 640,000 bonds @ $104.245= $671,861.33 (includes accrued interest)

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 30,000,000 bonds @ $104.245 = $31,493,500.00

(14)	% of Portfolio Assets applied to Purchase: 0.238%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 200 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Bank of America, Goldman Sachs, Morgan Stanley

Senior Co-Mangers – Credit Suisse, JP Morgan, Merrill Lynch, RBS Greenwich

Co-Manager – Keybanc Capital, Loop Capital, Piper Jaffray, Wedbush Morgan, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers

Nordstrom Inc

(3)	Title of Securities

JWN 7 1/15/38 maturity cusip 655664AL4

(4)	Date of First Offering

11/28/07

(5)	Amount of Total Offering $350,000,000.

(6)	Unit Price of Offering $ 97.812

Comparable Securities
1) JC Penney cusip 708130AB5
2) Macy’s cusip 314275AA6
3) Limited Brands cusip 532716AM9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) Years of Issuer’s Operations

120

(9) Trade Date

11/28/07

(10) Portfolio Assets on Trade Date $273,427,660.35

(11)	Price Paid per Unit
$97.812

(12)	Total Price Paid by Portfolio
350,000 bonds @ $97.812= $342,342.00

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
15,000,000 bonds @ $97.812 = $14,671,800.00

(14)	% of Portfolio Assets
Applied to Purchase
0.125%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation
(unless municipal security, see below)
120 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers –Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – BBVA Securities, Citigroup, Commerzbank Capital Markets, Daiwa Securities, Fortis, ING Financial, Mellon Financial Markets, MR Beal & Co, Natexis Bleichroeder, Societe Generale, SunTrust Robinson Humphrey, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers: Lehman Brothers

(3)	Title of Securities: LEH 5.625 1/24/13 maturity cusip 5252M0BZ9

(4)	Date of First Offering: 1/15/08

(5)	Amount of Total Offering: $4,000,000,000.00

(6)	Unit Price of Offering: $ 99.544

Comparable Securities
1) Merrill Lynch cusip 59018YM40
2) Goldman Sachs cusip 38144LAC4
3) Morgan Stanley cusip 6174462T5

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 157

(9)	Trade Date: 1/15/08

(10)	Portfolio Assets on Trade Date: $282,313,182.19

(11)	Price Paid per Unit $99.544

(12)	Total Price Paid by Portfolio

625,000 bonds @ $99.544= $622,150.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 30,000,000 bonds @ $99.540 = $29,863,200.00

(14)	% of Portfolio Assets applied to Purchase: 0.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 157 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – AZN Securities, BBVA Securities, Cabrera Capital Markets, Citigroup, Daiwa Securities, DZ Financial, Harris Nesbitt, Mellon Financial, Mizuho Securities, Scotia Capital, Sovereign Securities, SunTrust, Utendahl Capital, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers

Lehman Brothers

(3)	Title of Securities

LEH 7 9/27/27 maturity CUSIP 52517P5Y3

(4)	Date of First Offering

9/19/07

(5)	Amount of Total Offering : $1,000,000,000.

(6)	Unit Price of Offering $ 99.808

Comparable Securities
1) Morgan Stanley CUSIP 61746BCY0
2) Merrill Lynch CUSIP 59022CAB9
3) Goldman Sachs CUSIP 38141GES9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations

157

(9)	Trade Date

9/19/07

(10)	Portfolio Assets on Trade Date $270,005,822.28

(11)	Price Paid per Unit

$99.808

(12)	Total Price Paid by Portfolio
124,000 bonds @ $99.808= $123,761.92

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
7,500,000 bonds @ $99.808 = $7,485,600.00

(14)	% of Portfolio Assets
Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation
(unless municipal security, see below)
157 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________ Mai Shiver Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – Banc of America Securities LLC, Citigroup Global Markets Inc, DnB NOR ASA, HSBC Securities, Mellon Financial Markets LLC, National Australia Bank, Scotia Capital Inc, Sovereign Bank, SunTrust Robinson Humphrey, TD Securities, Wells Fargo Securities, Williams Capital Group LP

Jr. Co-Manager – n/a

(2)	Names of Issuers: Lehman Brothers Holdings

(3)	Title of Securities: LEH 6.875 5/2/18 maturity cusip 5252M0FD4

(4)	Date of First Offering: 4/17/08

(5)	Amount of Total Offering: $2,500,000,000.00

(6)	Unit Price of Offering: $99.669

Comparable Securities
1) Morgan Stanley cusip 6174466Q7
2) Merrill Lynch cusip 59018YN64
3) Goldman Sachs cusip 38141GFM1

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 158

(9)	Trade Date: 4/17/08

(10)	Portfolio Assets on Trade Date: $281,912,274

(11)	Price Paid per Unit: $99.669

(12)	Total Price Paid by Portfolio: 340,000 bonds @ $99.669 = $338,874.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 20,000,000 bonds @ $99.669 = $19,933,800.00

(14)	% of Portfolio Assets applied to Purchase: 0.120%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 158 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Merrill Lynch

Senior Co-Mangers – n/a

Co-Manager – Citigroup, Fifth Third Securities, Keybanc Capital, SunTrust Robinson Humphrey, Utendahl Capital Partners, Wachovia, Wells Fargo Securities, Williams Capital Group

Jr. Co-Manager – n/a

(2)	Names of Issuers: Merrill Lynch & Co., Inc.

(3)	Title of Securities: MER 5.45 2/05/13 maturity cusip 59018YM40

(4)	Date of First Offering: 1/29/08

(5)	Amount of Total Offering: $2,250,000,000.

(6)	Unit Price of Offering: $ 99.870

Comparable Securities
1) Lehman Brothers cusip 5252M0BZ9
2) Morgan Stanley cusip 6174462T5
3) Goldman Sachs 38144LAC4

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 93

(9)	Trade Date: 1/29/08

(10)	Portfolio Assets on Trade Date: $284,318,325.14

(11)	Price Paid per Unit: $99.870

(12)	Total Price Paid by Portfolio: 1,300,000 bonds @ $99.870= $1,298,310.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 80,000,000 bonds @ $99.870 = $79,896,000.00

(14)	% of Portfolio Assets applied to Purchase: 0.457%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Merrill Lynch & Co

Senior Co-Mangers – n/a

Co-Manager – Barclays Capital, CIBC World Markets, Citigroup Global Markets Inc, Deutsche Bank Securities Inc, Greenwich Capital Markets Inc, Mizuho Securities USA Inc, PNC Capital Markets, RBC Capital Markets, SunTrust Robinson Humphrey, Wachovia Capital Markets, Wells Fargo Securities, Zions Direct

Jr. Co-Manager – n/a

(2)	Names of Issuers: Merrill Lynch & Co

(3)	Title of Securities: MER 6 7/8 4/25/18 maturity cusip 59018YN64

(4)	Date of First Offering: 4/22/08

(5)	Amount of Total Offering: $5,500,000,000.00

(6)	Unit Price of Offering: $99.914

Comparable Securities
1) Morgan Stanley cusip 6174466Q7
2) Lehman cusip 5252M0FD4
3) Goldman Sachs cusip 38141GFM1

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 94

(9)	Trade Date: 4/22/08

(10)	Portfolio Assets on Trade Date: $291,232,422.52

(11)	Price Paid per Unit: $99.914

(12)	Total Price Paid by Portfolio: 680,000 bonds @ $99.914 = $679,415.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 40,000,000 bonds @ $99.914 = $39,965,600.00

(14)	% of Portfolio Assets applied to Purchase: 0.234%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, Bank of Tokyo Mitsubishi, Bayerische Hypo-Und Vereinsbank, Calyon New York, CastleOak Securities, Commerzbank, Danske Bank, Deutsche Bank, Mizuho Securities, Ramirez, RBC Capital, Santander, Scotia Capital, Suntrust, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers

MORGAN STANLEY

(3)	Title of Securities

MS 6 4/28/15 maturity cusip 61747YCE3

(4)	Date of First Offering

4/23/08

(5)	Amount of Total Offering : $1,500,000,000.00

(6)	Unit Price of Offering: $99.876

Comparable Securities
1) Morgan Stanley cusip 61746SBR9
2) Merrill Lynch cusip 59018YUW9
3) Goldman Sachs cusip 38141GEA8

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations

73

(9)	Trade Date

4/23/08

(10)	Portfolio Assets on Trade Date $291,232,422.52

(11)	Price Paid per Unit $99.876

(12)	Total Price Paid by Portfolio

600,000 bonds @ $99.876 = $599,256.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.876 = $34,956,600.00

(14)	% of Portfolio Assets Applied to Purchase: 0.206%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 73 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, ANZ Securities, BB&T Capital, BMO Capital, Cabrera Capital, Calyon Securities, Danske Bank, Loop Capital, Mitsubishi UFJ, Mizuho Securities, Muriel Siebert Capital, Natixis Securities, RBC Capital, Santander Overseas Bank, Scotia Capital, TD Securities, Wells Fargo, Williams Capital

Jr. Co-Manager – n/a

(2)	Names of Issuers: Morgan Stanley

(3)	Title of Securities: MS 6.625 4/1/18 maturity cusip 6174466Q7

(4)	Date of First Offering: 5/2/08

(5)	Amount of Total Offering: $2,000,000,000.00

(6)	Unit Price of Offering: $102.923

Comparable Securities
1) Bear Stearns cusip 073902RU4
2) Goldman Sachs cusip 38141GFM1
3) Lehman cusip 52517PF63

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 73

(9)	Trade Date: 5/2/08

(10)	Portfolio Assets on Trade Date: $291,232,422.52

(11)	Price Paid per Unit: $102.923

(12)	Total Price Paid by Portfolio: 450,000 bonds @ $102.923 = $463,153.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $102.923 = $25,730,750.00

(14)	% of Portfolio Assets applied to Purchase: 0.159%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 73 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, ANZ Securities, BB&T Capital, BMO Capital, Cabrera Capital, Calyon Securities, Danske Bank, Loop Capital, Mitsubishi UFJ, Mizuho Securities, Muriel Siebert Capital, Natixis Securities, RBC Capital, Santander Overseas Bank, Scotia Capital, TD Securities, Wells Fargo, Williams Capital

Jr. Co-Manager – n/a

(2)	Names of Issuers

Morgan Stanley

(3)	Title of Securities: MS 6.625 4/1/18 maturity cusip 6174466Q7

(4)	Date of First Offering: 3/27/08

(5)	Amount of Total Offering: $2,250,000,000.00

(6)	Unit Price of Offering: $ 100.00

Comparable Securities
1) Bear Stearns cusip 073902RU4
2) Goldman Sachs cusip 38141GFM1
3) Lehman cusip 52517PF63

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 73

(9)	Trade Date: 3/27/08

(10)	Portfolio Assets on Trade Date: $270,558,854

(11)	Price Paid per Unit: $100.00

(12)	Total Price Paid by Portfolio: 1,010,000 bonds @ $100.00 = $1,010,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser:50,000,000 bonds @ $100.00 = $50,000,000

(14)	% of Portfolio Assets applied to Purchase: 0.373%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 73 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Citigroup, Credit Suisse, Morgan Stanley

Senior Co-Mangers – Banc of America, BNP Paribas, Bank of Tokyo-Mitsubishi UFJ, Mizuho Securities, Wachovia Co-Manager – Bank of New York, BMO Capital, HSBC, Lehman, Merrill Lynch, RBC, RBS Greenwich, Societe Generale, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: Oracle corp

(3)	Title of Securities: ORCL 4.95 4/15/13 maturity cusip 68389XAD7

(4)	Date of First Offering: 4/2/08

(5)	Amount of Total Offering: $1,250,000,000.00

(6)	Unit Price of Offering: $99.964

Comparable Securities
1) Cisco cusip 17275RAB8
2) Xerox cusip 984121BS1
3) Oracle cusip 68402LAE4

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 31

(9)	Trade Date: 4/2/08

(10)	Portfolio Assets on Trade Date: $275,946,682

(11)	Price Paid per Unit: $99.964

(12)	Total Price Paid by Portfolio: 405,000 bonds @ $99.964 = $404,854.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 20,000,000 bonds @ $99.964 = $19,992,800.00

(14)	% of Portfolio Assets applied to Purchase: 0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Citigroup, Credit Suisse, Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, Banc of America, Bank of New York, Bank of Tokyo- Mitsubishi UFJ, BMO Capital, BNP Paribas, HSBC, Hypovereinsbank, Lehman, Merrill Lynch, Mizuho Securities, RBC, Societe Generale, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers

ORACLE CORP

(3)	Title of Securities

ORCL 5.75 4/15/18 maturity cusip 68389XAC9

(4)	Date of First Offering

4/2/08

(5)	Amount of Total Offering : $2,500,000,000.00

(6)	Unit Price of Offering $ 99.953

Comparable Securities
1) Cisco cusip 17275RAC6
2) Xerox cusip 984121BP7
3) Oracle cusip 68402LAC8

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 31

(9)	Trade Date: 4/2/08

(10)	Portfolio Assets on Trade Date: $275,946,682

(11)	Price Paid per Unit: $99.953

(12)	Total Price Paid by Portfolio: 711,000 bonds @ $99.953 = $710,665.83

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 35,000,000 bonds @ $99.953 = $34,983,550.00

(14)	% of Portfolio Assets applied to Purchase: 0.257%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Banc of America Securities LLC, BNP Paribas, JP Morgan

Senior Co-Mangers – n/a

Co-Manager – Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: Plains All American Pipeline

(3)	Title of Securities: PAA 6.5 5/1/18 maturity cusip 72650RAS1

(4)	Date of First Offering: 4/18/08

(5)	Amount of Total Offering: $600,000,000.00

(6)	Unit Price of Offering: $99.424

Comparable Securities
1) Kinder Morgan cusip 494550AY2
2) Enterprise Products cusip 29379VAC7
3) Energy Transfer Partners cusip 29273RAH2

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 15

(9)	Trade Date: 4/18/08

(10)	Portfolio Assets on Trade Date: $281,912,274

(11)	Price Paid per Unit: $99.424

(12)	Total Price Paid by Portfolio: 245,000 bonds @ $99.424 = $243,588.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.424 = $14,913,600

(14)	% of Portfolio Assets applied to Purchase: 0.086%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Morgan Stanley

Name of Issuers: Morgan Stanley

Title Of Security: Eaton Corp.

Date of First Offering: 4/23/08

Comparable Securities:

	Eaton Corp.	Cit Group Conv. Pfd	Energy
Solutions Inc.
Amount of Total Offering:	$1.47 Billion	$746,200,000
	$690,000,000
Unit Price of Offering:	$84	$26.00
	$23.00
Underwriting Spread or Commission:	1.51 / share	94 cents
	3.60%
	(selling concession)	(selling concession)

Years of Issuers Operations:	97 years

Trade Date:	4/22/2008

Portfolio Assets on Trade Date:	$514,352,118
**as of 4/22/08

Price Paid per Unit:	$84.00

Total Price Paid by Portfolio:	$3,209,136

Total Price paid for securities by other	$84.00
portfolios for which sub advisers acts as
investment adviser:

Percent of Portfolio Assets:	0.60%

Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?

Prohibitions set forth in paragraph	Yes
(B)(5) of Procedures Not Violated?

Years of Continuous Operation:	over 3 years

Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?

Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c') been satisfied?	Yes

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:
______________________________________________________

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Lehman Brothers

Name of Issuers: JP Morgan

Title Of Security: Visa Inc.

Date of First Offering: 3/19/08

Comparable Securities:

	Visa Inc.	Cit Group Conv. Pfd	Energy
Solutions Inc.
Amount of Total Offering:	$17.9 Billion	$746,200,000
	$690,000,000
Unit Price of Offering:	$44	$26.00
	$23.00
Underwriting Spread or Commission:	55 Cents	94 cents
	3.60%
	(selling concession)	(selling concession)

Years of Issuers Operations:	50 years

Trade Date:	3/18/2008

Portfolio Assets on Trade Date:	$474,392,587
**as of 3/31/08

Price Paid per Unit:	$44.00

Total Price Paid by Portfolio:	$425,480

Total Price paid for securities by other	$44.00
portfolios for which sub advisers acts as
investment adviser:

Percent of Portfolio Assets:	0.09%

Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?

Prohibitions set forth in paragraph	Yes
(B)(5) of Procedures Not Violated?

Years of Continuous Operation:	over 3 years

Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?

Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c') been satisfied?	Yes

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:
______________________________________________________

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Citigroup, Bank of America, Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – Bank of Tokyo-Mitsubishi UFJ, BNP Paribas, Goldman Sachs, HSBC, JP Morgan, Merrill Lynch, Mizuho Securities, US

Bancorp, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: Target Corp

(3)	Title of Securities: TGT 7 1/15/38 maturity cusip 87612EAU0

(4)	Date of First Offering: 1/14/08

(5)	Amount of Total Offering: $2,250,000,000.00

(6)	Unit Price of Offering: $ 99.318

Comparable Securities
1) Wal-Mart cusip 931142CK7
2) Target Corp cusip 87612EAR7
3) Lowe’s cusip 548661CP0

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 1/14/2008

(10)	Portfolio Assets on Trade Date: $280,902,291.79

(11)	Price Paid per Unit: $99.318

(12)	Total Price Paid by Portfolio: 320,000 bonds @ $99.318= $317,817.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.318 = $14,897,700.00

(14)	% of Portfolio Assets applied to Purchase: 0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below):

46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Citigroup, Goldman Sachs, Morgan Stanley

Senior Co-Mangers – Barclays, UBS Co-Manager – n/a

Jr. Co-Manager – Bear Stearns, BNP Paribas, CastleOak, Credit Suisse, Deutche Bank, Wachovia, Wells Fargo, Williams Capital

(2)	Names of Issuers: United Parcel Services

(3)	Title of Securities: UPS 6.2 1/15/38 maturity cusip 911312AJ5

(4)	Date of First Offering: 1/10/08

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $ 99.487

Comparable Securities
1) Kroger cusip 501044BZ3
2) United Pacific Corp cusip 907818CX4
3) CSX Corp cusip 126408GK3

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 101 years

(9)	Trade Date: 1/10/08

(10)	Portfolio Assets on Trade Date: $280,902,291.79

(11)	Price Paid per Unit: $99.487

(12)	Total Price Paid by Portfolio: 520,000 bonds @ $99.487= $517,332.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $99.487 = $24,871,750.00

(14)	% of Portfolio Assets applied to Purchase: 0.184%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Barclays, JP Morgan

Senior Co-Mangers – n/a

Co-Manager – Greenwich, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: Northern States Power

(3)	Title of Securities: XEL 5.25 3/1/18 maturity cusip 665772CD9

(4)	Date of First Offering: 3/11/08

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $ 99.696

Comparable Securities
1) Pacific Gas and Electric cusip 694308GL5
2) Exelon cusip 202795HU7
3) Dominion cusip 927804FC3

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 130

(9)	Trade Date: 3/11/08

(10)	Portfolio Assets on Trade Date: $269,943,702

(11)	Price Paid per Unit: $99.696

(12)	Total Price Paid by Portfolio: 255,000 bonds @ $99.696= $254,224.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 12,000,000 bonds @ $99.696 = $11,963,520.00

(14)	% of Portfolio Assets applied to Purchase: 0.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Bank of America, Lehman, BNP, Suntrust

Senior Co-Mangers – n/a

Co-Manager – Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNY Capital Markets, Citigroup Global Markets Inc, Comerica Securities, Credit Suisse, Deutsche Bank, DnB NOR Markets, Fortis Securities, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan Securities, Lazard Capital Markets LLC, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley & Co Inc, Natixis Bleichroeder Inc, Piper Jaffray & Co, Tudor Pickering & Co LLC, UBS Securities LLC, Wachovia Capital Markets, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers: XTO Energy Inc

(3)	Title of Securities: XTO 5.75 12/15/13 maturity cusip 98385XAS5

(4)	Date of First Offering: 8/04/08

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $99.931

Comparable Securities
1) Suncor Energy cusip 86721ZAA7
2) Transocean cusip 893830AR0
3) Canadian National Resources cusip 136385AM3

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 22

(9)	Trade Date: 8/4/08

(10)	Portfolio Assets on Trade Date: $271,370,650

(11)	Price Paid per Unit: $99.931

(12)	Total Price Paid by Portfolio: 825,000 bonds @ $99.931 = $824,430.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 50,000,000 bonds @ $99.931 = $49,956,500

(14)	% of Portfolio Assets applied to purchase: 0.304%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Bank of America, Lehman, Credit Suisse, Deutsche Bank

Senior Co-Mangers – n/a

Co-Manager – Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNY Capital Markets, Citigroup Global Markets Inc, Comerica Securities, DnB NOR Markets, Fortis Securities, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan Securities, Lazard Capital Markets LLC, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley & Co Inc, Natixis Bleichroeder Inc, Piper Jaffray & Co, Tudor Pickering & Co LLC, UBS Securities LLC, Wachovia Capital Markets, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers: XTO Energy Inc

(3)	Title of Securities: XTO 6.5 12/15/18 maturity cusip 98385XAT3

(4)	Date of First Offering: 8/04/08

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $99.713

Comparable Securities
1) Suncor Energy cusip 86722TAA0
2) Transocean cusip 893830AS8
3) Canadian National Resources cusip 136385AN1

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 22

(9)	Trade Date: 8/4/08

(10)	Portfolio Assets on Trade Date: $271,370,650

(11)	Price Paid per Unit: $99.713

(12)	Total Price Paid by Portfolio: 825,000 bonds @ $99.713 = $822,632.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 50,000,000 bonds @ $99.713 = $49,856,500

(14)	% of Portfolio Assets applied to Purchase: 0.303%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________
Mai S. Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Citigroup, Lehman Brothers, Merrill Lynch & Co

Senior Co-Mangers – n/a

Co-Manager – Banc of America Securities LLC, Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNP Paribas, BNY Capital Markets, Comerica Securities, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, Fortis Securities, Greenwich Capital Markets Inc, Jefferies & Co, JP

Morgan, Lazard Capital Markets LLC, Morgan Stanley, Natixis Bleichroeder Inc, Piper Jaffray & Co, SunTrust Robinson Humphrey, UBS Securities, Wachovia Capital Markets, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: XTO ENERGY INC

(3)	Title of Securities: XTO5 1/2 06/15/18 maturity cusip 98385XAP1

(4)	Date of First Offering: 4/15/08

(5)	Amount of Total Offering: $800,000,000.00

(6)	Unit Price of Offering: $99.539

Comparable Securities
1) Transocean cusip 893830AS8
2) Weatherford cusip 947074AJ9
3) Marathon Oil cusip 565849AF3

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 4/15/08

(10)	Portfolio Assets on Trade Date: $281,912,274

(11)	Price Paid per Unit: $99.539

(12)	Total Price Paid by Portfolio: 425,000 bonds @ $99.539 = $423,040.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $99.539 = $24,884,750.00

(14)	% of Portfolio Assets applied to Purchase: 0.150%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Barclays Citigroup Global Markets Inc, Lehman Brothers, Merrill Lynch & Co

Senior Co-Mangers – n/a

Co-Manager – Banc of America Securities LLC, Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNP Paribas Securities Corp, BNY Capital Markets, Comerica Securities, Deutsche Bank Securities Inc, Fortis Securities, Goldman Sachs & Co, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan Securities, Lazard Capital Markets LLC, Morgan Stanley & Co Inc, SunTrust Robinson Humphrey, UBS Securities LLC, Wachovia Capital Markets

Jr. Co-Manager – n/a

(2)	Names of Issuers: XTO ENERGY INC

(3)	Title of Securities: XTO 6.375 6/15/2038 maturity cusip 98385XAQ9

(4)	Date of First Offering: 4/15/08

(5)	Amount of Total Offering: $800,000,000.00

(6)	Unit Price of Offering: $99.864

Comparable Securities
1) Transocean cusip 893830AT6
2) Weatherford cusip 947075AE7
3) Marathon Oil cusip 565849AE6

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 4/15/08

(10)	Portfolio Assets on Trade Date: $281,912,274

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio: 290,000 bonds @ $99.864 = $289,605.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 17,000,000 bonds @ $99.864 = $16,976,880.00

(14)	% of Portfolio Assets applied to Purchase: 0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC BNP Paribas Credit Suisse Deutsche Bank Securities JPMorgan

(2) Names of Issuers

Forest Oil

(3) Title of Securities

FOREST OIL FST7 1/4

(4) Date of First Offering

5/20/08

(5) Amount of Total Offering $250MM

(6) Unit Price of Offering

100.25

Comparable Securities

		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

PIONEER				Energy - Exploration &
NATURAL	PXD	6.875	5/1/2018	Production	7.189

				Energy - Exploration &
FOREST OIL	FST	7.25	6/15/2019	Production	7.112

CHESAPEAKE				Energy - Exploration &
ENRGY	CHK	6.875	11/15/2020	Production	7.15

7) Underwriting Spread or Commission: 0

(8) Years of Issuer’s Operations > 10 years

(9) Trade Date: 5/15/2008

(10) Portfolio Assets on Trade Date: $458,385,046

(11) Price Paid per Unit: 100.25

(12)	Total Price Paid by Portfolio: $325,812.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $1,503,750

(14)	% of Portfolio Assets applied to Purchase: 0.071%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17)	Years of Continuous Operation (unless municipal security, see below)

>10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

JPMorgan

Banc of America Securities LLC Wachovia

(2) Names of Issuers

Lender Process Services

(3) Title of Securities

LENDER PROC SERV LENDER8 1/8

(4) Date of First Offering

6/19/08

(5) Amount of Total Offering $375MM

(6) Unit Price of Offering

100

Comparable Securities

		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

ALLIANT
HOLDINGS	ALIANT	11	5/1/2015	Finance & Investment	13.502

NUVEEN INVEST	NUVINV	5.5	9/15/2015	Finance & Investment	11.326

NUVEEN INVESTM	NUVINV	10.5	11/15/2015	Finance & Investment	12.001

7) Underwriting Spread or Commission:

0

(8) Years of Issuer’s Operations: > 10 years

(9) Trade Date: 6/19/2008

(10) Portfolio Assets on Trade Date: $513,915,980

(11) Price Paid per Unit: 100

(12) Total Price Paid by Portfolio: $225,000.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser:

$1,000,000.00

(14) % of Portfolio Assets Applied to Purchase

0.00%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied:

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below)

>10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC Credit Suisse

Co-Managers:

BBVA Securities Inc BNP Paribas Calyon Securities USA Inc Citigroup Global Markets Inc Fortis Securities RBS Greenwich Capital Scotia Capital Inc TD Securities USA LLC Wedbush Morgan Securities Inc Wells Fargo Securities

(2) Names of Issuers:

Quicksilver Resources

(3) Title of Securities:

QUICKSILVER RES KWK7 3/4

(4) Date of First Offering:

6/24/08

(5) Amount of Total Offering: $475MM

(6) Unit Price of Offering:

98.655

Comparable Securities

		Par
		Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

CHESAPEAKE				Energy –Exploration &
ENRGY	CHK	6.875	11/15/2020	Production	7.664

PIONEER				Energy –Exploration &
NATURAL				Production
	PXD	6.65	3/15/2017		7.668

	HAWK,			Energy –Exploration &
KCS ENERGY INC	7.125,			Production
	4/1/2012	7.125	4/1/2012		7.742

7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 6/24/2008

(10)	Portfolio Assets on Trade Date: $ 495,881,915

(11)	Price Paid per Unit: 98.655

(12)	Total Price Paid by Portfolio: $493,275.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $1,973,100.00

(14)	% of Portfolio Assets Applied to Purchase: 0.10%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17)	Years of Continuous Operation (unless municipal security, see below)

>10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC Barclays Capital JP Morgan

(2) Names of Issuers

Sandridge Energy

(3) Title of Securities

SANDRIDGE ENERGY SD 8

(4) Date of First Offering

5/15/08

(5) Amount of Total Offering $750MM

(6) Unit Price of Offering

100

Comparable Securities

		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

				Energy - Exploration &
PETRO DEV CORP	PETD	12	2/15/2018	Production	10.733

PIONEER				Energy - Exploration &
NATURAL	PXD	6.875	5/1/2018	Production	7.189

				Energy - Exploration &
FOREST OIL	FST	7.25	6/15/2019	Production	7.112

7) Underwriting Spread or Commission: 0

(8) Years of Issuer’s Operations: > 10 years

(9) Trade Date: 5/15/2008

(10) Portfolio Assets on Trade Date: $452,097,535

(11) Price Paid per Unit: 100

(12) Total Price Paid by Portfolio: $1M

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $4M

(14)	% of Portfolio Assets Applied to Purchase: 0.22%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?:

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?:

Yes

(17)	Years of Continuous Operation (unless municipal security, see below): >10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________
Mai Shiver
Chief Compliance Officer

JOHN HANCOCK FUNDS II John Hancock Mid Cap Value Trust Managed by Morgan Stanley Investment Management Inc. For the Fiscal Year Ended August 31, 2008 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members:

Morgan Stanley	Piper Jaffray & Co.
Goldman Sachs	Pacific Crest Securities
Lehman Brothers	Stifel, Nicholaus & Company
JP Morgan Securities	Blaylock & Company
Credit Suisse Securities	Jackson Securities
UBS Securities LLC	Muriel Siebert & Co
Thomas Weisel Partners	The Williams Capital Group

(2) Name of Issuers:	Orbitz Worldwide	Cinemark Holding Inc.	New Oriental & Tech Group
(3) Title of Securities:	Common Stock	Common Stock	Common Stock

Comparable Securities

		Security A	Security B	Security C

(4)	Date of First Offering	07/19/2007	04/23/2007	02/08/2007

(5)	Amount of Total	$510,000,000	$532,000,000	$290,500,000
	Offering

(6)	Unit Price of Offering	$15.00	$19.00	$41.50

(7)	Underwriting Spread or	$0.825	$1.05	$1.66
	Commission

(8)	Years of Issuer’s Operations: 3+

(9)	Trade Date: 07/19/2007

(10)	Portfolio Assets on Trade Date: $12,581,600

(11)	Price Paid Per Unit: $15.00

(12)	Total Price Paid by Portfolio: $118,500

(13)	Total Price Paid by Portfolio plus total Price Paid for same Securities by other Sub Advised Portfolios: $21,000,000

(14)	% of Portfolio Assets Applied to Purchase: 3.613%

JOHN HANCOCK FUNDS II John Hancock Mid Cap Value Trust Managed by Morgan Stanley Investment Management Inc. For the Fiscal Year Ended August 31, 2008 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members:
J.P. Morgan Securities Inc.	Wachovia Capital Markets
Morgan Stanley & Co. Inc	HSBC Securities (USA) Inc.
Lehman Brothers Inc.	SG Americas Securities, LLC.
Citigroup Global Markets Inc.	BMO Capital Markets Corp.
ABN AMRO Incorporated	CIBC World Markets Corp
Mitsubishi UFJ Sec Int'l plc	Mizuho Securities USA Inc.
Deutsche Bank Sec Inc.	Scotia Capital (USA) Inc.
Merrill Lynch	BNY Capital Markets, Inc.
RBC Capital Markets	Fortis Securities LLC
Daiwa Securities America Inc

(2) Name of Issuers:	CIT Group Inc.	Interactive Brokers Group Inc.	FCStone Group Inc
(3) Title of Securities	Common Stock	Common Stock	Common Stock

Comparable Securities
	Security A	Security B	Security C

(4) Date of First Offering	04/21/2008	05/04/2007	08/03/2007

(5) Amount of Total	$1,001,000,000	$1,200,400,000	$93,718,361
Offering

(6) Unit Price of Offering	$11.00	$30.01	$50.25

(7) Underwriting Spread	$0.55	$0.56	$2.01
or Commission

(8)	Years of Issuer’s Operations: 3+

(9)	Trade Date: 04/21/2008

(10)	Portfolio Assets on Trade Date: $301,449,847

(11)	Price Paid Per Unit: $11.00

(12)	Total Price Paid by Portfolio: $214,500

(13)	Total Price Paid by Portfolio plus total Price Paid for same Securities by other Sub Advised Portfolios: $1,375,000

(14)	% of Portfolio Assets Applied to Purchase: 0.071%

John Hancock Funds II Vista Fund 10f-3 Transactions From September 1, 2007 through August 31, 2008

Trade	Settlement	Security	Deal	Shares	Price Size of	All	Affiliated	Security	Spread	% of
Date	Date	Name	Type		Offering	Underwriting	Underwriter	Purchased		Net
						Members		From		Assets
On
Trade
05/08/08	05/13/08	Petrohawk	Secondary 31,414		26.39 $659,750,000 * See below		J.P. Morgan	Lehman	$1.055/3.998% 0.57%
		Energy	Offering

Issuer and Comparison Information	This Purchase	Comparable – 1	Comparable – 2
Issuer	Petrohawk Energy	Bristow Group	Genco Shipping

Years of Issuer’s Operations	>3	>3	>3

Market on Which Traded	NYSE	NYSE	NYSE

Purchase/Trade Date	05/08/08	06/11/08	05/21/08

Offering Price	$26.39	$46.87	$75.47

Principal Amount of Offering	$659,750,000	$192,167,000	$282,069,125

Spread	$1.055/3.998%	$2.109/4.50%	$3.019/4.00%

Industry or Sector	Energy	Energy	Industrials

Date of First Offering?	05/08/08

Amount of Total Offering?	$659,750,000

Total Amount Paid by All Subadvised Portfolios?	$26,390,000

Portfolio Net Assets on Trade Date?	$143,229,726

% of Portfolio Assets applied to Purchases?	0.57%

Test Set Forth in paragraph (B)(4) of Procedures Satisfied?	Yes

Underwriters
Lehman Brothers, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

J.P. Morgan Securities Inc.

BMO Capital Markets Corp.

RBC Capital Markets Corporation

Jefferies & Company, Inc.

UBS Securities LLC